MainStay MacKay DefinedTerm Municipal Opportunities Fund

Portfolio of Investments  August 31, 2020 (Unaudited)

	Principal Amount	Value
Municipal Bonds 158.1% †
Arizona 0.3% (0.2% of Managed Assets)
Phoenix Industrial Development Authority, Espiritu Community Development Corp., Revenue Bonds Series A 6.25%, due 7/1/36	$1,855,000	$1,855,983

California 27.3% (17.0% of Managed Assets)
California Municipal Finance Authority, LINXS APM Project, Revenue Bonds 5.00%, due 12/31/36 (a)	5,000,000	5,853,100
California Municipal Finance Authority, United Airlines, Inc. Project, Revenue Bonds Series B 4.00%, due 7/15/29 (a)	2,405,000	2,406,683
Chino Valley Unified School District, Limited General Obligation Series B 5.00%, due 8/1/55 (b)	22,075,000	28,351,541
City of Sacramento, California, Water, Revenue Bonds 5.00%, due 9/1/42 (b)	19,500,000	22,161,126
Golden State Tobacco Securitization Corp., Asset-Backed, Revenue Bonds Series A-1 5.00%, due 6/1/34	8,000,000	9,718,800
Series A-2 5.30%, due 6/1/37 (c)	25,225,000	26,147,478
Los Angeles Department of Water & Power, Power System, Revenue Bonds Series A 5.00%, due 7/1/47 (b)	28,900,000	35,013,454
University of California, Regents Medical Center, Revenue Bonds Series J 5.00%, due 5/15/43 (b)	23,260,000	25,469,915
		155,122,097
Colorado 1.5% (0.9% of Managed Assets)
Copper Ridge Metropolitan District, Revenue Bonds 5.00%, due 12/1/39	4,450,000	4,233,107
Dominion Water & Sanitation District, Revenue Bonds 6.00%, due 12/1/46	2,450,000	2,558,559
Sterling Ranch Community Authority Board, Revenue Bonds Series A 5.00%, due 12/1/30	1,750,000	1,806,823
		8,598,489
District of Columbia 0.5% (0.3% of Managed Assets)
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds Series C, Insured: AGC 6.50%, due 10/1/41 (c)	2,400,000	3,021,432
Florida 7.3% (4.6% of Managed Assets)
County of Orange FL Tourist Development Tax Revenue, Revenue Bonds 4.00%, due 10/10/33 (b)	25,000,000	27,659,615
JEA Electric System, Revenue Bonds Series C 5.00%, due 10/1/37 (b)	12,980,000	14,082,691
		41,742,306
Guam 4.0% (2.5% of Managed Assets)
Guam Government, Business Privilege Tax, Revenue Bonds Series B-1 5.00%, due 1/1/42	3,860,000	3,953,837
Guam Government, Hotel Occupancy Tax, Revenue Bonds
Series A 6.125%, due 11/1/31	860,000	868,574
Series A 6.50%, due 11/1/40	4,900,000	4,948,902
Guam Government, Revenue Bonds Series A 5.00%, due 12/1/20	755,000	760,655
Guam Government, Waterworks Authority, Revenue Bonds 5.50%, due 7/1/43	7,550,000	8,618,853
Guam International Airport Authority, Revenue Bonds Series C, Insured: AGM 6.00%, due 10/1/34 (a)	3,425,000	3,785,344
		22,936,165
Illinois 22.5% (14.1% of Managed Assets)
Chicago Board of Education Dedicated Capital Improvement, Revenue Bonds 5.75%, due 4/1/34	8,000,000	9,316,960
Chicago Board of Education Dedicated Capital Improvement, Unlimited General Obligation (d)
Series B 7.00%, due 12/1/42	3,500,000	4,431,140
Series A 7.00%, due 12/1/46	4,000,000	5,034,960
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM 5.50%, due 12/1/39 (b)	20,000,000	20,768,600
Series A 7.00%, due 12/1/44	2,880,000	3,448,166
Chicago O'Hare International Airport, Revenue Bonds Insured: AGM 5.75%, due 1/1/38	5,000,000	5,482,050
Chicago, Illinois Wastewater Transmission, Revenue Bonds Series C 5.00%, due 1/1/32	7,120,000	8,196,259
Chicago, Unlimited General Obligation
Series C 5.00%, due 1/1/25	1,435,000	1,484,780
Series A 5.25%, due 1/1/27	3,000,000	3,311,700
Series 2007E 5.50%, due 1/1/42	2,000,000	2,165,880
Series A 5.50%, due 1/1/49	5,000,000	5,674,400
Series A 6.00%, due 1/1/38	6,930,000	7,999,299
Illinois Sports Facilities Authority, Revenue Bonds Insured: AGM 5.25%, due 6/15/32	150,000	166,886
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds Series A 5.00%, due 6/15/57	4,665,000	5,129,308
Public Building Commission of Chicago, Chicago Transit Authority, Revenue Bonds Insured: AMBAC 5.25%, due 3/1/31	600,000	749,928
Sales Tax Securitization Corp., Revenue Bonds Series C, Insured: BAM 5.25%, due 1/1/48 (b)	11,000,000	12,949,475
State of Illinois, Unlimited General Obligation
Series D 5.00%, due 11/1/25	7,000,000	7,756,700
5.25%, due 7/1/31 (b)	20,000,000	21,185,059
5.50%, due 5/1/30	2,500,000	3,042,675
		128,294,225
Kansas 3.6% (2.3% of Managed Assets)
Kansas Development Finance Authority, Adventist Health Sunbelt Obligated Group, Revenue Bonds Series A 5.00%, due 11/15/32 (b)	19,290,000	20,583,365

Michigan 13.9% (8.7% of Managed Assets)
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds
Senior Lien-Series A 5.00%, due 7/1/32	1,500,000	1,632,075
Series B, Insured: AGM 5.00%, due 7/1/34 (b)	24,940,000	30,596,891
Senior Lien-Series A 5.25%, due 7/1/39	5,000,000	5,463,050
Great Lakes Water Authority, Water Supply System, Revenue Bonds
Senior Lien-Series C 5.00%, due 7/1/41	1,005,000	1,045,351
Senior Lien-Series A 5.25%, due 7/1/41	2,385,000	2,485,718
Michigan Finance Authority, Trinity Health Corp., Revenue Bonds Series 2016 5.25%, due 12/1/41 (b)	21,630,000	25,466,988
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/48	10,200,000	10,250,490
Wayne County Michigan, Capital Improvement, Limited General Obligation Series A, Insured: AGM 5.00%, due 2/1/38	2,000,000	2,006,140
		78,946,703
Minnesota 0.3% (0.2% of Managed Assets)
Blaine Minnesota Senior Housing & Healthcare, Crest View Senior Community Project, Revenue Bonds Series A 5.75%, due 7/1/35	2,000,000	1,849,440
Nebraska 3.8% (2.4% of Managed Assets)
Central Plains Energy, Project No. 3, Revenue Bonds 5.25%, due 9/1/37 (b)	20,000,000	21,540,960

Nevada 6.1% (3.8% of Managed Assets)
Clark County New School District, Tax Building Series A, Insured: BAM 5.00%, due 6/15/34 (b)	9,680,000	12,022,298
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds Series B 5.00%, due 7/1/43 (b)	20,000,000	22,793,390
		34,815,688
New Hampshire 0.7% (0.4% of Managed Assets)
Manchester Housing & Redevelopment Authority, Inc., Revenue Bonds Series B, Insured: ACA (zero coupon), due 1/1/24	4,740,000	4,013,263

New Jersey 2.2% (1.4% of Managed Assets)
New Jersey Economic Development Authority, Continental Airlines, Inc. Project, Revenue Bonds 5.25%, due 9/15/29 (a)	5,000,000	5,117,300
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Revenue Bonds Series A 4.00%, due 11/1/39	3,400,000	3,661,052
New Jersey Transportation Trust Fund Authority, Revenue Bonds Series BB 4.00%, due 6/15/44	1,000,000	1,058,730
State of New Jersey, Unlimited General Obligation 5.00%, due 6/1/41	2,000,000	2,343,080
Tobacco Settlement Financing Corp., Revenue Bonds Series A 5.00%, due 6/1/46	300,000	350,214
		12,530,376
New York 12.0% (7.5% of Managed Assets)
Metropolitan Transportation Authority, Transportation, Revenue Bonds Series A-1 5.00%, due 11/15/45 (b)	22,695,000	23,982,262
New York Liberty Development Corp., World Trade Center, Revenue Bonds Class 3 7.25%, due 11/15/44 (b)	13,390,000	14,493,356
New York Transportation Development Corp., American Airlines-JFK International Airport, Revenue Bonds 5.00%, due 8/1/31 (a)	5,000,000	4,995,600
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds Series A, Insured: AGM 4.00%, due 7/1/36 (b)	20,000,000	21,249,400
Riverhead Industrial Development Agency, Revenue Bonds 7.00%, due 8/1/43	3,395,000	3,767,295
		68,487,913
Ohio 0.5% (0.3% of Managed Assets)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds Series B-2, Class 2 5.00%, due 6/1/55	2,500,000	2,750,000

Pennsylvania 5.4% (3.4% of Managed Assets)
Allentown Neighborhood Improvement Development Zone Authority, City Center Project, Revenue Bonds 5.00%, due 5/1/42 (d)	1,000,000	1,050,570
Commonwealth Financing Authority PA, Tobacco Master Settlement Payment, Revenue Bonds Insured: AGM 4.00%, due 6/1/39	2,370,000	2,690,779
Harrisburg, Unlimited General Obligation Series F, Insured: AMBAC (zero coupon), due 9/15/21	305,000	291,794
Pennsylvania Economic Development Financing Authority, Capitol Region Parking System, Revenue Bonds Series B 6.00%, due 7/1/53 (b)	14,260,000	16,100,756
Pennsylvania Turnpike Commission, Revenue Bonds Series A, Insured: AGM 4.00%, due 12/1/49 (b)	7,470,000	8,435,967
Philadelphia Authority for Industrial Development, Nueva Esperanza, Inc., Revenue Bonds 8.20%, due 12/1/43	2,000,000	2,182,640
		30,752,506
Puerto Rico 24.9% (15.5% of Managed Assets)
Children’s Trust Fund Puerto Rico Tobacco Settlement, Revenue Bonds 5.50%, due 5/15/39	12,965,000	13,044,864
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority, Revenue Bonds
Series A, Insured: AGC 5.00%, due 7/1/25	310,000	312,195
Series A, Insured: AGC 5.125%, due 7/1/47	3,550,000	3,550,887
Series A 6.00%, due 7/1/38	15,000,000	15,243,750
Series A 6.00%, due 7/1/44	2,630,000	2,672,738
Commonwealth of Puerto Rico, Public Improvement, Unlimited General Obligation (e)
Insured: AGM 4.50%, due 7/1/23	280,000	280,400
Series A, Insured: AGM 5.00%, due 7/1/35	7,840,000	8,179,237
Insured: AGM 5.125%, due 7/1/30	1,365,000	1,374,514
Series A, Insured: AGC 5.25%, due 7/1/23	145,000	146,117
Series A-4, Insured: AGM 5.25%, due 7/1/30	4,425,000	4,457,479
Series A, Insured: AGM 5.375%, due 7/1/25	1,340,000	1,377,721
Series A, Insured: AGC 5.50%, due 7/1/32	255,000	257,333
Series C, Insured: AGM 5.50%, due 7/1/32	1,520,000	1,533,908
Series C, Insured: AGM 5.75%, due 7/1/37	5,440,000	5,494,726
Series C-7, Insured: NATL-RE 6.00%, due 7/1/27	2,615,000	2,682,990
Series A, Insured: AGM 6.00%, due 7/1/33	875,000	884,275
Series A, Insured: AGM 6.00%, due 7/1/34	755,000	777,356
Puerto Rico Convention Center District Authority, Revenue Bonds (e)
Series A, Insured: AGC 4.50%, due 7/1/36	13,080,000	13,079,869
Series A, Insured: AGC 5.00%, due 7/1/27	635,000	639,496
Series A, Insured: AMBAC 5.00%, due 7/1/31	340,000	340,126
Puerto Rico Electric Power Authority, Revenue Bonds (e)
Series DDD, Insured: AGM 3.625%, due 7/1/23	755,000	755,551
Series DDD, Insured: AGM 3.65%, due 7/1/24	2,830,000	2,831,104
Series PP, Insured: NATL-RE 5.00%, due 7/1/24	1,130,000	1,139,221
Series PP, Insured: NATL-RE 5.00%, due 7/1/25	165,000	166,346
Series TT, Insured: AGM 5.00%, due 7/1/27	310,000	312,195
Puerto Rico Highway & Transportation Authority, Revenue Bonds (e)
Series AA-1, Insured: AGM 4.95%, due 7/1/26	6,195,000	6,233,161
Series D, Insured: AGM 5.00%, due 7/1/32	960,000	966,048
Series N, Insured: AMBAC 5.25%, due 7/1/31	3,485,000	3,704,869
Series CC, Insured: AGM 5.25%, due 7/1/32	2,075,000	2,265,029
Series CC, Insured: AGM 5.25%, due 7/1/33	435,000	474,141
Series CC, Insured: AGM 5.25%, due 7/1/34	2,685,000	2,929,093
Series N, Insured: AGC 5.25%, due 7/1/34	1,665,000	1,816,365
Series N, Insured: AGC, AGM 5.50%, due 7/1/25	575,000	631,781
Series CC, Insured: AGM 5.50%, due 7/1/29	235,000	260,345
Series N, Insured: AMBAC 5.50%, due 7/1/29	1,025,000	1,118,316
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM 5.00%, due 8/1/21	810,000	814,722
Series A, Insured: AGM 5.00%, due 8/1/22	835,000	840,219
Series A, Insured: AGM 5.00%, due 8/1/27	2,770,000	2,789,612
Series A, Insured: AGM 5.00%, due 8/1/30	1,685,000	1,695,616
Series A, Insured: AGM 5.25%, due 8/1/21	230,000	231,674
Series C, Insured: AGC 5.25%, due 8/1/21	3,775,000	3,891,421
Puerto Rico Public Buildings Authority, Government Facilities, Revenue Bonds (e)
Series F, Insured: AGC 5.25%, due 7/1/21	2,090,000	2,148,604
Series M-3, Insured: NATL-RE 6.00%, due 7/1/27	10,000,000	10,260,000
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Series A-1 4.55%, due 7/1/40	2,500,000	2,662,450
Series A-1 5.00%, due 7/1/58	13,440,000	14,349,888
		141,617,752
South Carolina 2.2% (1.3% of Managed Assets)
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds Series A 4.00%, due 10/1/48 (b)(f)	10,000,000	11,067,920
South Carolina Public Service Authority, Revenue Bonds Series A 5.00%, due 12/1/31	825,000	963,451
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds Series B 5.125%, due 12/1/43	250,000	276,033
		12,307,404
Texas 6.4% (4.0% of Managed Assets)
City of San Antonio Electric & Gas Systems, Junior Lien, Revenue Bonds 5.00%, due 2/1/48 (b)	7,000,000	7,668,066
Harris County-Houston Sports Authority, Revenue Bonds
Series H, Insured: NATL-RE (zero coupon), due 11/15/28	50,000	38,624
Series A, Insured: AGM, NATL-RE (zero coupon), due 11/15/38	175,000	79,102
Series H, Insured: NATL-RE (zero coupon), due 11/15/38	260,000	111,470
Mission Economic Development Corp., Natgasoline LLC Project, Revenue Bonds 4.625%, due 10/1/31 (a)(d)	5,000,000	5,297,100
Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds 5.00%, due 12/15/32 (b)	20,000,000	21,139,700
Texas Private Activity Bond Surface Transportation Corp., Senior Lien, LBJ Infrastructure, Revenue Bonds 7.00%, due 6/30/40	2,000,000	2,009,660
		36,343,722
U.S. Virgin Islands 5.5% (3.4% of Managed Assets)
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds
Series A 5.00%, due 10/1/32	3,020,000	2,776,588
Series A, Insured: AGM 5.00%, due 10/1/32	2,690,000	2,899,551
Virgin Islands Public Finance Authority, Matching Fund Loan Note, Revenue Bonds
Senior Lien-Series B 5.00%, due 10/1/24	1,430,000	1,430,558
Series A-1 5.00%, due 10/1/24	1,145,000	1,144,920
Series A 5.00%, due 10/1/25	5,735,000	5,681,034
Series B 5.25%, due 10/1/29	1,355,000	1,331,924
Series A 6.625%, due 10/1/29	2,580,000	2,581,058
Virgin Islands Public Finance Authority, Revenue Bonds
Series A 5.00%, due 10/1/29	2,980,000	2,773,307
Series A, Insured: AGM 5.00%, due 10/1/32	5,350,000	5,766,765
Virgin Islands Public Finance Authority, Senior Lien-Matching Fund Loan Note, Revenue Bonds
Series A-1 4.50%, due 10/1/24	445,000	440,252
Senior Lien-Series B 5.00%, due 10/1/25	4,385,000	4,343,737
		31,169,694
Virginia 0.9% (0.6% of Managed Assets)
Tobacco Settlement Financing Corp., Revenue Bonds Series B1 5.00%, due 6/1/47	5,000,000	5,024,750

Washington 5.1% (3.2% of Managed Assets)
Washington Health Care Facilities Authority, Multicare Health System, Revenue Bonds Series A 5.00%, due 8/15/44 (b)	19,665,000	20,734,690
Washington State Convention Center Public Facilities District, Revenue Bonds 4.00%, due 7/1/58	8,000,000	8,316,000
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds Series 1N 4.00%, due 6/1/49	170,000	188,598
		29,239,288
Wisconsin 1.2% (0.7% of Managed Assets)
Public Finance Authority, Bancroft NeuroHealth Project, Revenue Bonds Series A 5.00%, due 6/1/36 (d)	500,000	537,905
Public Finance Authority, Ultimate Medical Academy Project, Revenue Bonds Series A 5.00%, due 10/1/39 (d)	5,750,000	6,058,602
		6,596,507
Total Investments (Cost $834,460,338)	158.1%	900,140,028
Floating Rate Note Obligations (g)	(53.8)	(306,305,000)
Fixed Rate Municipal Term Preferred Shares, at Liquidation Value	(6.1)	(35,000,000)
Other Assets, Less Liabilities	1.8	10,596,513
Net Assets Applicable to Common Shares	100.0%	$569,431,541

†	Percentages indicated are based on Fund net assets applicable to Common shares.
(a)	Interest on these securities was subject to alternative minimum tax.
(b)	All or portion of principal amount transferred to a Tender Option Bond ("TOB") Issuer in exchange for TOB Residuals and cash.
(c)	Step coupon - Rate shown was the rate in effect as of August 31, 2020.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(e)	Bond insurance is paying principal and interest, since the issuer is in default.
(f)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(g)	Face value of Floating Rate Notes issued in TOB transactions.

“Managed Assets” is defined as the Fund's total assets, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the purpose of creating effective leverage (i.e. tender option bonds) or Fund liabilities related to liquidation preference of any preferred shares issued), which was $911,618,064 as of August 31, 2020.

The following abbreviations are used in the preceding pages:
ACA	—ACA Financial Guaranty Corp.
AGC	—Assured Guaranty Corp.
AGM	—Assured Guaranty Municipal Corp.
AMBAC	—Ambac Assurance Corp.
BAM	—Build America Mutual Assurance Co.
NATL-RE	—National Public Finance Guarantee Corp.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2020, for valuing the Fund's assets:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs

Investments in Securities (a)
Municipal Bonds	$—	$900,140,028	$—	$900,140,028

(a) For a complete listing of investments and their industries, see the Portfolio of Investments.

MainStay MacKay DefinedTerm Municipal Opportunities Fund

NOTES TO PORTFOLIO OF INVESTMENTS August 31, 2020 (Unaudited)

SECURITIES VALUATION.

Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").

The Board of Trustees (the "Board") of the MainStay MacKay DefinedTerm Municipal Opportunities Fund (the "Fund"), adopted procedures establishing methodologies for the valuation of the Fund's securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the "Valuation Committee"). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of Portfolio assets (including fair value measurements for the Fund’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)). To assess the appropriateness of security valuations, the Manager, the Subadvisor or the Fund’s third-party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third-party pricing services or broker sources.

The Board authorized the Valuation Committee to appoint a Valuation Subcommittee (the “Subcommittee”) to establish the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under the procedures. The Subcommittee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets to ensure that actions taken by the Subcommittee were appropriate. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Subcommittee deals with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. Any action taken by the Subcommittee with respect to the valuation of a portfolio security or other asset is submitted for review and ratification (if appropriate) to the Valuation Committee and the Board at the next regularly scheduled meeting.

"Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for an identical asset or liability
•	Level 2 – other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of August 31, 2020, is included at the end of the Portfolio of Investments.

The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities

MainStay MacKay DefinedTerm Municipal Opportunities Fund

• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund's valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund's valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended August 31, 2020, there were no material changes to the fair value methodologies.

Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security for which the market price is not readily available from a third-party pricing source or, if so provided, does not, in the opinion of the Manager or the Subadvisor, reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 3 in the hierarchy. As of August 31, 2020, there were no securities held by the Fund that were fair valued in such a manner.

Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded and are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

MainStay MacKay DefinedTerm Municipal Opportunities Fund